                                                     May 27, 2004

China Mineral Acquisition Corporation
c/o Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154

Broadband Capital Management LLC
805 Third Avenue
15th Floor
New York, New York 10022

        Re: Initial Public Offering

Gentlemen:

        The undersigned stockholder, officer and director of China Mineral
Acquisition Corporation ("CMAC"), in consideration of Broadband Capital
Management LLC ("Broadband") entering into a letter of intent ("Letter of
Intent") to underwrite an initial public offering of the securities of CMAC
("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

        1. If CMAC solicits approval of its stockholders of a Business
Combination, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares.

        2. In the event that CMAC fails to consummate a Business Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause CMAC to liquidate. The undersigned waives any and all rights he may have to receive any distribution of cash, property or other assets as a result of such liquidation with respect to his Insider Shares.
The undersigned agrees to indemnify and hold harmless CMAC against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which CMAC may become subject as a result of any claim by any vendor or other person who is owed money by CMAC for services rendered or products sold, or by any target business, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund (as defined in the Letter of
Intent).

China Mineral Acquisition Corporation
Broadband Capital Management LLC
May 27, 2004

        3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to CMAC for its consideration, prior to presentation to any other person or company, any suitable opportunity to acquire an operating business, until the earlier of the consummation by CMAC of a Business Combination, the liquidation of CMAC or until such time as the undersigned ceases to be a director of CMAC, subject to any pre-existing or currently planned and disclosed obligations the undersigned might have.

        4. The undersigned acknowledges and agrees that CMAC will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless CMAC obtains an opinion from an independent investment banking firm that the business combination is fair to CMAC's stockholders from a financial perspective.

        5. The undersigned will not be entitled to receive and will not accept any compensation for services rendered to CMAC prior to the consummation of the
Business Combination; provided that the undersigned shall be entitled to reimbursement from CMAC for his out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination

        6. The undersigned will not be entitled to receive and will not accept a finder's fee or any other compensation from CMAC in the event the undersigned originates a Business Combination.

        7. The undersigned will escrow his Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow
Agreement which CMAC will enter into with the undersigned and Continental Stock
Transfer & Trust Company as escrow agent.

        8. The undersigned agrees to be the Chief Executive Officer, President and a director of CMAC until the earlier of the consummation by CMAC of a
Business Combination or the liquidation of CMAC. The undersigned's biographical information furnished to CMAC and Broadband and attached hereto as Exhibit A is true and accurate in all respects and such information contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to CMAC and Broadband and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

        (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

China Mineral Acquisition Corporation
Broadband Capital Management LLC
May 27, 2004

        (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

        (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

        9. The undersigned has full right and power, without violating any agreement by which the undersigned is bound, to enter into this letter agreement and to serve as Chairman of the Board of Directors, Chief Executive Officer and
a director of CMAC.

        10. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Broadband and its legal representatives or agents any information they may have about the undersigned's finances ("Financial Information"). Neither Broadband nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Financial Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection; provided, however, that Broadband takes all reasonable steps to keep the Financial Information confidential using at least the same standard of care as it uses to protect its own confidential information of comparable sensitivity; provided, further, that
Broadband may provide the Financial Information to a third party if otherwise required by law or if the Financial Information is relevant to any issue in any action, suit or proceeding to which Broadband is a party or by which it is or may be bound.

        11. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by CMAC; (ii)
"Insiders" shall mean all officers, directors and stockholders of CMAC immediately prior to the IPO; and (iii) "Insider Shares" shall mean all of the shares of Common Stock of CMAC owned by an Insider prior to the IPO.

China Mineral Acquisition Corporation
Broadband Capital Management LLC
May 27, 2004

        12. The undersigned hereby agrees that any action, proceeding or claim against the undersigned arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the
United States District Court for the Southern District of New York, and
irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive.
The undersigned hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenience forum.

                                              Simon Mu
                                              --------
                                              Print Name of Insider

                                              /s/ Simon Mu
                                              ----------------------------------
                                              Signature

China Mineral Acquisition Corporation
Broadband Capital Management LLC
May 27, 2004

ACCEPTED AND AGREED
(with respect to Section 10 only)
Broadband Capital Management LLC

By: /s/ Michael Rapp
    -------------------------
       Michael Rapp, Chairman